Exhibit 10.2

           December 31, 2004 Letter Agreement modifying Exhibit 10.1.


                                         1 BLUE HILL PLAZA 7TH FLOOR
                                         PEARL RIVER, NEW YORK 10989
[LOGO] PROVO
       INTERNATIONAL                 VOICE: 845.623.8553 FAX: 845.623.8669

         AMX:  FNT                        WWW.PROVOINTERNATIONAL.COM
================================================================================

December 31, 2004

Mr. Ventura Martinez del Rio, Sr.
Mr. Ventura Martinez del Rio, Jr.


         Re: Stock Purchase Agreement


Gentlemen:

      This letter agreement amends and modifies that certain Stock Purchase Agreement dated July 14, 2004 (the "Agreement") by and among Provo International, Inc., Ventura Martinez del Rio, Sr. and Ventura Martinez del Rio, Jr. Capitalized terms in this letter agreement shall have the meaning ascribed to them in the Agreement.

      1. Article I - "Definitions" subparagraph (c) shall be deleted in its entirety, and shall be replaced with the following:

            "[THIS SECTION INTENTIONALLY LEFT BLANK]"

      2. Article I - "Definitions" subparagraph (e) shall be deleted and replaced with the following:

            "Closing Date" shall mean March 31, 2005, or such other date as agreed upon, in writing, among the parties."

      3. Section 6.01 shall be deleted in its entirety and replaced with the following:

            "[THIS SECTION INTENTIONALLY LEFT BLANK]"

      4. Section 6.10 shall be deleted in its entirety and replaced with the following:

            "The parties agree that the closing date for financial reporting purposes shall be December 31, 2004. All revenue, profits and/or losses related to Provo Mexico operations after December 31, 2004 shall be for the benefit and detriment of the Buyers."

      5. Section 7.01(d) shall be deleted in its entirety, and replaced with the following:

            "[THIS SECTION INTENTIONALLY LEFT BLANK]"

      6. Section 7.02(d) shall be deleted in its entirety, and replaced with the following:

            "[THIS SECTION INTENTIONALLY LEFT BLANK]"

      7. Section 7.01(h) shall be deleted in its entirety, and replaced with the following:

            "[THIS SECTION INTENTIONALLY LEFT BLANK]"

      8. Section 7.02(h) shall be deleted in its entirety, and replaced with the following:

            "[THIS SECTION INTENTIONALLY LEFT BLANK]"

      9. Section 11.01(b) shall be deleted in its entirety, and replaced with the following:

            "by any party if the Closing shall have not been consummated by March 31, 2005; provided, however, that no party may terminate this Agreement pursuant to this clause (b) if the Closing shall not have been consummated by March 31, 2005 by reason (i) of the failure of such party or any of its affiliates to perform in all material respects any of its or their respective covenants or agreements contained in this Agreement; or (ii) actions of a third party regulatory agency, in which case the aforementioned date shall be extended for a period of time equal to the delay caused by the regulatory agency."

      10. Section 11.01(c) shall be deleted in its entirety, and replaced with the following:

            "[THIS SECTION INTENTIONALLY LEFT BLANK]"

      11. Governing Law. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

      12. Confirmation of the Agreement. The Agreement, as modified by this letter agreement, is hereby ratified and confirmed in all respects by the parties hereto. The parties agree that the Agreement, as modified by this letter agreement, is in full force and effect, and is binding on and enforceable against the parties in accordance with its terms. All references to the "Agreement" contained in the Agreement shall for all purposes be deemed to refer to the Agreement as amended by this letter agreement.

      13. Entire Agreement; Successors Bound. This letter agreement represents the entire understanding of the parties. This letter agreement supercedes and revokes all previous negotiations, arrangements, letters of intent; representations, whether oral or in writing, between the parties with respect to the subject matter hereof. This letter agreement be binding upon each party's assigns, heirs and successors, and all others acting or claiming by through or under any of the parties hereto.

      Agreed to this 31st day of December, 2004:

      Provo International, Inc.



      _________________________

      Name:

      Title:

      Buyers:

      ______________________________
      Ventura Martinez del Rio, Sr.



      ______________________________
      Ventura Martinez del Rio, Jr.